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                                                                    EXHIBIT 10.8



                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (as it may be amended, supplemented or modified from time to time, this "Agreement") dated as of April 3, 1997, made by UNIDIGITAL INC., a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK (the "Bank").

                                R E C I T A L S:

         WHEREAS, the Pledgor is the legal and beneficial owner of all the issued and outstanding shares (the "Pledged Shares") of capital stock of each of Unidigital Elements (NY), Inc. (formerly known as Linographics Corporation), a New York corporation, Unidigital/Cardinal Corporation, a Delaware corporation, Unidigital Elements (SF), Inc. (formerly known as Linographics (Delaware) Corp.), a Delaware corporation, and Unidigital/Boris Corporation, a Massachusetts corporation (each, a "Borrower"); and

         WHEREAS, the Borrowers and the Bank have entered into a Credit Agreement dated as of the date hereof (as it may be amended, supplemented or modified from time to time, the "Credit Agreement"; terms used herein as defined terms and not otherwise defined herein being used herein as therein defined); and

         WHEREAS, it is a requirement of the Credit Agreement that the Pledgor execute and deliver to the Bank this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises the parties hereto agree as follows:

         Section 1. Pledge. The Pledgor hereby pledges to the Bank and grants to the Bank a first priority security interest in all of its right, title and interest in and to the following property (the "Pledged Collateral") to secure its Secured Obligations (as defined in Section 2 hereof):

                                    (I) The Pledged Shares and the certificates
         representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any Person pertaining to its respective Pledged Shares and, subject to

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         Section 6 hereof, all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                                    (II) all additional shares of stock of any
         issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which T 36 shares shall be deemed to be part of the Pledged Shares), and the certificates representing or evidencing such additional shares and any interest of the Pledgor in the entries on the books of any Person pertaining to such additional shares, and, subject to Section 6 hereof, all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                                    (III) subject to the provisions hereof, all
         proceeds of the property described in clauses (i) and/or (ii) above.

         Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral of the Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrowers under the Credit Agreement, all obligations of the Pledgor under the Guarantee Agreement made by it as required by the Credit Agreement, and all obligations of the Pledgor under this Agreement (collectively, the "Secured Obligations").

         Section 3. Delivery of Pledged Collateral. The Pledgor represents and warrants that all certificates or instruments representing or evidencing its Pledged Collateral have been delivered to the Bank and are in suitable form for transfer, accompanied by duly executed undated instruments of transfer or assignment in blank. The Bank shall have the right, at any time or after the occurrence of an Event of Default upon two days' notice to the Pledgor, to transfer to or to register in the name of the Bank or any nominee(s) thereof any or all of the Pledged Collateral. In addition, the Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         Section 4. Further Representations and Warranties. The Pledgor represents and warrants as follows:

                                    (I) the Pledgor is, and at the time of
         delivery of the Pledged Collateral to the Bank pursuant to Section 3 of this Agreement will be, the legal and beneficial owner of the Pledged Collateral pledged by it, free and clear of any Lien except for the Lien created by this Agreement;
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                                    (II) the Pledgor has full power, authority
         and legal right to pledge all the Pledged Collateral pledged by it pursuant to this Agreement;

                                    (III) no consent of any other party, other
         than such as have been obtained (including, without limitation, of stockholders, or parties to any agreements with the Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (x) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (y) for the exercise by the Bank of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement; except as may be required (a) in connection with such disposition by laws affecting the offering and sale of securities generally, or (b) under applicable federal and state laws, rules and regulations, and applicable interpretations thereof, providing for the supervision or regulation of banking or trust businesses generally, and applicable to the Bank.

                                    (IV) all of the Pledged Shares have been
         duly authorized and validly issued and are fully paid and non-assessable;

                                    (V) as of the date hereof, the Pledged
         Shares consisting of capital stock of the Persons identified in the Recitals hereto constitutes one hundred percent (100%) of the issued and outstanding shares of stock of such Persons. There are no certificates or instruments representing the Pledged Shares other than those delivered as described in Section 3. There are no outstanding options, warrants or other agreements with respect to the Pledged Shares; and

                                    (VI) all information set forth herein
         relating to the Pledged Shares is accurate and complete in all material respects.

         Section 5. Supplements; Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Shares. The Pledgor further agrees that it will, upon obtaining shares or additional shares or other equity interests not delivered in pledge hereunder of any Person that is, or is required to become, a Borrower or a Guarantor pursuant to Section 5.09 of the Credit Agreement, promptly (and in any event within five (5) Business Days) deliver to the Bank a pledge amendment, duly executed by the Pledgor, in such form as the Bank shall require (a "Pledge Amendment"), in respect of the additional
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Pledged Shares interests that are to be pledged pursuant to this Agreement. The
Pledgor hereby authorizes the Bank to attach each Pledge Amendment to this Agreement and agrees that all shares or interests listed on any Pledge Amendment delivered to the Bank shall for all purposes hereunder be considered Pledged Shares.

         Section 6. Voting Rights; Dividends; Etc.

                           (A) As long as no Event of Default shall have
occurred and be continuing:

                                    (I) the Pledgor shall be entitled to
         exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall give the Bank prompt written advice of the manner in which it has exercised any such right. It is agreed, however, that the Pledgor shall not vote or consent to any action that is inconsistent with the security interest of the Bank hereunder or any rights intended to be afforded to the Bank hereunder or under the Credit Agreement; and

                                    (II) the Pledgor shall be entitled to
         receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid in respect of the Pledged Shares (subject to the limitations on such payments in the Credit Agreement); provided, however, that (i) any and all stock dividends or instruments and other property received, receivable or otherwise distributed in exchange for, any Pledged Shares and (ii) any liquidating dividend or distribution in respect of the Pledged Shares or any other distribution or other property received or receivable in respect of a distribution in liquidation, or upon a merger or consolidation, or in respect of a disposition of assets other than in the ordinary course of business, or in connection with any insolvency proceeding, shall be, and shall be forthwith delivered to the Bank to hold as collateral hereunder and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Bank as collateral hereunder in the same form as so received (in the case of instruments, securities or similar property, together with any necessary endorsement, stock power or other instrument of transfer).

                           (B) upon the occurrence and during the continuance of
an Event of Default:

                                    (I) upon written notice from the Bank to the
         Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Bank. The Bank
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         shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default; and

                                    (II) all rights of the Pledgor to receive
         the dividends and distributions it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii), above, shall cease and all such rights shall thereupon become vested in the Bank. The Bank shall thereupon have the sole right to receive and hold such dividends and distributions and other payments during the continuance of such Event of Default (provided, that if such Event of Default is cured or waived (to the extent such cure or waiver is permitted in the Credit Agreement) such dividends, distributions or other payments shall be returned to the Pledgor to the extent not theretofore applied by the Bank in its sole discretion to the Secured Obligations).

                           (C) In order to permit the Bank to exercise the
voting and other consensual rights it may be entitled to exercise pursuant to
Section 6(b)(i) above, and to receive all dividends, distributions, and other payments it may be entitled to receive under Section 6(b)(ii) above, the Pledgor shall, if necessary, upon written notice from the Bank from time to time execute and T 27 0 deliver to the Bank appropriate proxies, dividend or distribution payment orders and other instruments as the Bank may reasonably request.

                           (D) All dividends, distributions, and other payments
received by the Pledgor contrary to the provisions of Section 6(b)(ii) above shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank as collateral hereunder in the same form as so received (with any necessary endorsement).

         Section 7.  Transfers and Other Liens; Additional Shares.

                  The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or (ii) (except for any Permitted Encumbrance) create or permit to exist any lien, claim, or encumbrance upon or with respect to any of the Pledged Collateral. The Pledgor agrees that it will (i) cause each issuer of Pledged Collateral not to issue any stock, or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, or other equity securities of each issuer of Pledged Collateral; and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or equity interests of any Person required to become a Guarantor in accordance with Section 5.09 of the Credit Agreement.
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         Section 8.  Power of Attorney.

                           (A) The Pledgor hereby irrevocably makes, constitutes
and appoints the Bank, or any officer or designee whom the Bank shall designate, as thereof its true and lawful attorney-in-fact with full power in the name of the Bank, and of the Pledgor, upon the occurrence and during the continuation of an Event of Default, to receive, open and dispose of all mail addressed to the Pledgor, and to receive, collect and endorse any note, check, draft, money order, other instrument or other evidence of payment representing any dividend, distribution, or other payment in respect of, or otherwise relating to, the Pledged Collateral that may come into the possession of the Bank, with full power and right to cause the mail of the Pledgor to be transferred to the Bank's own offices or otherwise; and to do any and all other acts reasonably necessary or proper to carry out the intent of this Agreement and the pledge hereunder.

                           (B) The Pledgor hereby further irrevocably makes,
constitutes and appoints the Bank, or any officer or designee whom the Bank shall designate, as its true and lawful attorney-in-fact with full power in the name of the Bank, and of the Pledgor (i) to enforce all of the Pledgor's rights under and with respect to the Pledged Collateral, all for the sole benefit of the Bank, (ii) to enter into and perform any agreements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by the Pledgor, (iii) to execute such other and further mortgages, pledges and assignments of the Pledged Collateral as the Bank may reasonably require for the purpose of protecting, maintaining or enforcing the security interests granted to the Bank hereunder,
(iv) to act as authorized in Section 11, and (v) to do any and all other things reasonably necessary or proper to carry out the intention of this Agreement and the pledge hereunder.

         Section 9. Bank May Perform. If the Pledgor fails to perform any agreement contained herein after receipt of a written request to do so from the Bank, the Bank may itself perform, or cause performance of such agreement, and the reasonable expenses of the Bank, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

         Section 10. Reasonable Care. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Bank in its individual capacity accords its own property consisting of non-negotiable securities, it being understood that the Bank shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or to other matters relating to any Pledged Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or (ii) taking any
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necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any Person with respect to any Pledged Collateral absent its willful misconduct.

         Section 11. Remedies upon Default; Decisions Relating to Exercise of Remedies.

                  If an Event of Default shall have occurred and be continuing, then:

                                    (I) The Bank may exercise in respect of the
         Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time, and the Bank may also in its sole discretion, upon ten (10) days' notice to the Pledgor thereof, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Bank may deem commercially reasonable, irrespective of the impact of any such sales on the market price of such Pledged Collateral at any such sale. The Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Bank shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Bank arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Bank accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                                    (II) The Pledgor recognizes that, by reason
         of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities

         Act") and applicable state securities laws, the Bank may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Bank than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Bank shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the issuer would agree to do so.

                                    (III) If the Bank determines to exercise its
         right to sell any or all of the Pledged Collateral pursuant to this Agreement or otherwise in accordance with law, then upon written request, the Pledgor thereof shall, and shall cause each issuer of such Pledged Collateral to be sold hereunder from time to time to, furnish to the Bank all such information as the Bank may reasonably request (A) in order to determine the number of shares and the amount of the interests included in the Pledged Collateral that may be sold by the Bank as exempt transactions or exempt securities under the Securities Act and the rules of the Securities and Exchange Commission thereunder, or under applicable state laws, as the same are from time to time in effect and (B) in order to otherwise facilitate any such sale.

         Section 12. Application of Proceeds. Any cash held by the Bank as Pledged Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Bank of its remedies as a secured creditor as provided in Section 11 of this Agreement shall be applied promptly from time to time by the Bank (in such order as the Bank shall in its sole discretion determine) to the payment of the reasonable fees and expenses of the Bank incurred pursuant to this Agreement or any other Loan Document and to the payment of the Secured Obligations. Any amounts remaining after such applications shall be remitted to the Pledgor or as a court of competent jurisdiction may otherwise direct.

         Section 13. Expenses. The Pledgor will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Bank may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral pursuant to this Agreement or otherwise in accordance with law, (ii) the preservation, exercise or enforcement of any of the rights of the Bank hereunder or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

         Section 14. Security Interest Absolute. All rights of the Bank and its lien and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                                    (I) any lack of validity or enforceability
         of any provision of the Guarantee Agreement, the Credit Agreement or any other Loan Document;

                                    (II) any change in the amount, time, manner
         or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Guarantee Agreement, the Credit Agreement, or any other Loan Document;

                                    (III) any exchange, release or
         non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or

                                    (IV) any other circumstance that might
         otherwise, but for the specific provisions of this Section 14, constitute a defense available to, or a discharge of, or exonerate the Pledgor.

         Section 15. No Waiver. No failure on the part of the Bank to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

         Section 16. Indemnification. The Pledgor shall be liable for and shall pay or reimburse (i) all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Agreement, and with any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby shall be consummated), (ii) all reasonable expenses incurred by the Bank in connection with the enforcement of the rights of the Bank in connection with this Agreement and (iii) except to the extent resulting from the Bank's intentional misconduct, all reasonable expenses incurred by the Bank or any officer, director, agent, counsel, or representative thereof (each, an "Indemnitee") including, without limitation, in respect of any action which may be instituted by any Person against the Bank or any Indemnitee in respect of or in connection with this Agreement or as a result of any transaction, action or nonaction arising from this Agreement; including, in each such case, without limitation, the reasonable fees and disbursements of counsel for the Bank and any such Indemnitee and excluding, in each such case, those expenses, claims and liabilities which arise from the willful misconduct of the Indemnitee.

         Section 17. Termination. When all Secured Obligations have been finally and indefeasibly paid in full, the Revolving Credit Exposure of the Bank shall be zero and the Commitment shall have terminated, this Pledge Agreement shall terminate, and the Bank shall, upon the request and at the expense of the Pledgor, forthwith assign, transfer and deliver, against receipt and without recourse to the Bank, such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, to or on the order of the Pledgor.

         Section 18. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be given in the manner provided in Section 8.01 of the Credit Agreement. Notices to the Pledgor shall be given to it at its address set forth on the signature page(s) hereof.

         Section 19. Continuing Security Interest; Transfer Of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until terminated as provided above
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and each of its respective successors, transferees, assignees, and participants. Without limiting the generality of the foregoing clause (iii) and subject to the provisions of the Credit Agreement, the Bank may assign, participate, or otherwise transfer any indebtedness held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise.

         Section 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Consent to Jurisdiction and Service of Process. All judicial proceedings brought against the Pledgor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the Southern District of New York and by execution and delivery of this Agreement, the Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, waives any claim that any such court is an inconvenient forum, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. TO THE FULLEST EXTENT PERMITTED BY LAW ALL PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER. Nothing herein shall affect the right of the Bank to bring proceedings against the Pledgor or its properties in the courts of any other jurisdiction.

                  IN WITNESS WHEREOF, the Pledgor and the Bank have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

UNIDIGITAL INC.                     THE CHASE MANHATTAN BANK


By:_________________________        By:____________________________________
   Name:                               Name:
   Title:                              Title:


Address for Notice:

Unidigital Inc.
20 West 20th Street
New York, New York  10011
Attention:  The Chairman
Telecopier:  (212) 727-3151